Derivative financial liabilities	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Derivative financial liabilities
27	Derivative financial liabilities

	Notes	2021 RMB million	2020 RMB million
Current liabilities:
Forward foreign exchange and foreign exchange options contracts	(i)	—	56
Derivative component of convertible bonds	(ii i )	1,222	3,092

		1,222	3,148

Non-current liabilities:
Interest rate swaps	(ii)
-Measured at FVOCI		—	42
-Measured at FVPL		20	11

		20	53

Notes:

(i)
The Group entered into forward foreign exchange and foreign exchange options contracts to mitigate its forward currency risk and all the forward foreign exchange and foreign exchange options contracts have been settled in 2021. As at December 31, 2020, the fair value of the forward foreign exchange and foreign exchange options contracts amounted to RMB56 million was recognized in liabilities, with notional principal amounted to USD400 million.

(ii)
In 2015, the Group entered into interest rate swaps to mitigate its cash flow interest rate risk. The interest rate swaps allow the Group to pay at fixed rate from 1.64% to 1.72% per annum to receive LIBOR. The notional principal of the outstanding interest rate swap contracts as at December 31, 2021 amounted to USD 190 million (December 31, 2020: USD258 million).

(i ii )
In October 2020, the Group issued a total of 160,000,000 A share convertible bonds with par value of RMB100 each at par. The convertible bonds have a term of six years from the date of the issuance and the convertible bonds bear interest at the annual rate of 0.2% in the first year, 0.4% in the second year, 0.6% in the third year, 0.8% in the fourth year, 1.5% in the fifth year and 2.0% in the sixth year. Interest is paid once a year. Conversion rights are exercisable from April 21
,
2021 to October 14
,
2026 at an initial conversion price of RMB6.24 per share, subject to clauses of adjustment and downward revision of conversion price, redemption and sell-back. Convertible bonds, which conversion rights have not been exercised in five transaction days after maturity, will be redeemed at 106.5% of par value (including the interest for the sixth year).

Any excess of proceeds over the fair value amount initially recognized as the derivative component is recognized as the host liability component. Transaction costs related to the issuance of the convertible bonds are allocated to the host liability and are recognized initially as part of the liability. The derivative component is subsequently remeasured at fair value while the host liability component is subsequently carried at amortized cost using the effective interest method (Note 36(a)).
For the year ended December 31, 2021, 101,034,070 convertible bonds were converted to A shares at the conversion price of RMB 6.24 per share, RMB 1,619 million was credited to share capital. As at December 31, 2021, the carrying amount of liability component of the remaining 58,965,930 A share convertible bonds was RMB 4,992 million (December 31, 2020: 160,000,000 A share convertible bonds with a carrying amount of RMB 12,833 million) (Note 36(a)), and the fair value of the derivative component of remaining 58,965,930 A share convertible bonds was RMB1,222 million (December 31, 2020: 160,000,000 A share convertible bonds with fair value of RMB 3,092 million). For the year ended December 31, 2021, the loss on the changes in fair value of the derivative component amounted to RMB 269 million was recognized (December 31, 2020: gain on the changes in fair value amounted to RMB 201 million) (Note 28).